UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 26, 2015

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 26, 2015, Graham Arad, Senior Vice President and General Counsel, tendered his resignation as an employee of Planet Payment, Inc. (the “Company”), effective immediately. Mr. Arad will continue to serve as a member of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: March 2, 2015	By:	/s/ Robert J. Cox III
		Name:	Robert J. Cox III
		Title:	Chief Operating Officer, Chief Financial Officer and Treasurer